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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 12, 2008

               (Date of Earliest Event Reported: August 11, 2008)

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                                  RADNET, INC.
             (Exact name of registrant as specified in its Charter)

          New York                      0-19019                  13-3326724
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

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ITEM 8.01. OTHER EVENTS

      On August 11, 2008, we issued a press release announcing our financial results for our fiscal quarter ended June 30, 2008 and we held a conference call to discuss the quarterly results. The information contained in the press release is attached hereto as Exhibit 99.1 and the text of the conference call and series of questions posed to the Registrant by certain of its investors and other members of the investment community, and the Registrant's responses thereto is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      Exhibit Number        Description of Exhibit
      --------------        ----------------------

        99.1                Press Release dated August 11, 2008

        99.2                Discussion, Questions and Answers.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2008                     RADNET, INC.


                                          By: /s/ Howard G. Berger, M.D.
                                             -----------------------------
                                             Howard G. Berger, M.D.
                                             President and Chief Executive
                                             Officer

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                                  EXHIBIT INDEX


99.1       Press Release
99.2       Discussion, Questions and Answers